Registration number C 83262

NAOS Holding Limited

Director's Report

and

Financial Statements

2018

NAOS HOLDING LIMITED

DIRECTOR'S REPORT AND FINANCIAL STATEMENTS

2018

Contents

Page

Report of the Director	2
Statement of Director's Responsibilities	3
Report of the Independent Auditor	4 - 6
Statement of Comprehensive Income	7
Statement of Financial Position	8
Statement of Changes in Equity	9
Statement of Cash Flows	10
Notes to the Financial Statements	11 – 17

NAOS HOLDING LIMITED

REPORT OF THE DIRECTOR

FOR THE PERIOD FROM 31 OCTOBER 2017 TO 31 DECEMBER 2018

Director FBS Trust Limited (appointed on 31 October 2017; resigned on 29 January 2019)

Michele Ciavarella (appointed on 29 January 2019)

Registered Office Cornerstone Business Centre, Suite 1, Level 2

16th September Square Mosta MST1180

Malta

The director presents the annual report together with the audited financial statements of the Company for the period from 31 October 2017, being the date of incorporation of the Company, to 31 December 2018. The Company qualifies as a small company for the purposes of the reporting requirements of the Companies Act, Cap. 386 of the Laws of Malta.

1     Principal Activities

The Company acts as a holding company investing in remote gaming operators and related service providers.

2     Review of Business Development and State of Affairs

During the year under review, the Company was engaged in setting up its corporate structure and acquiring equity interests in one company. It acquired controlling interests in:

Virtual Generation Limited, a company registered in Malta.

3     Likely Future Business Developments

The Company is expected to retain its current portfolio of equity holdings during the forthcoming financial year. A consistent dividend stream from this equity interest should enable the Company to retain profitability in the near future.

4     Dividends and Reserves

No dividends are being distributed to the shareholder. The profit for the period amounted to €132,957. Dividends amounting to €100,000 were distributed to the shareholders, while €32,957 are being carried forward to the next financial year.

Approved by the Director on 28 February 2019:

/s/ Michele Ciavarella

Michele Ciavarella

Director

NAOS HOLDING LIMITED

STATEMENT OF DIRECTOR' RESPONSIBILITIES

This statement is made to enable shareholders to distinguish between the duties of the director, as listed below, and the duties of the auditor as indicated in the report of the independent auditor to the members on page 4.

The Companies Act, Cap. 386 of the Laws of Malta requires the director to prepare financial statements for each financial period, which give a true and fair view of the Company's state of affairs as at the end of, and its profit or loss for, that period.

In preparing these financial statements, the director is required to:

•	adopt the going concern basis unless it is inappropriate to presume that the Company will continue in business;

•	select suitable accounting policies and apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	account for income and charges relating to the accounting period on the accruals basis;

•	value separately the components of asset and liability items; and

•	report comparative figures corresponding to those of the preceding accounting period.

The director is responsible for keeping proper accounting records. Such records should disclose with reasonable accuracy at any time, the financial position of the Company such as to enable him to ensure that the financial statements have been properly prepared in accordance with the Companies Act. He is also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

REPORT OF THE INDEPENDENT AUDITOR

TO THE MEMBERS OF NAOS HOLDING LIMITED

Report on the Financial Statements

I have audited the financial statements of NAOS Holding Limited as set out on pages 7 to 17, which comprise the Statements of Comprehensive Income, Changes in Equity and Cash Flows for the period from 31 October 2017 to 31 December 2018, the Statement of Financial Position as at that date and the Notes to the Financial Statements.

Audit Opinion

In my opinion, the financial statements give a true and fair view of the financial position of the Company as at 31 December 2018 and of its financial performance and cash flows for the period then ended in accordance with International Financial Reporting Standards as adopted by the European Union ("IFRS"), and have been properly prepared in accordance with the Companies Act, Cap. 386 of the Laws of Malta.

Basis for Opinion

I conducted my audit in accordance with International Standards on Auditing ("ISAs"). My responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of my report. I am independent of the Company in accordance with the International Ethics Standards Board for Accountants' Code of Ethics for Professional Accountants ("IESBA Code") together with the ethical requirements that are relevant to my audit of the financial statements in accordance with the Accountancy Profession (Code of Ethics for Warrant Holders) Directive issued in terms of the Accountancy Profession Act, Cap. 281 of the La1vs of Malta, and I have fulfilled my other ethical responsibilities in accordance with these requirements and the IESBA Code. I believe that the audit evidence I have obtained is sufficient and appropriate to provide a basis for my opinion.

Other Information

The director is responsible for the Other Information. The Other Information comprises the Director's Report as set out on page 2. My opinion on the financial statements does not cover this information. In connection with my audit of the financial statements, my responsibility is to read the Other Information and, in doing so, consider whether the Other Information is materially inconsistent with the financial statements or my knowledge obtained in the audit, or otherwise appears to be materially misstated. With respect to the Director's Report, I also considered whether the Director's Report includes the disclosures required by Article 177 of the Companies Act, Cap. 386 of the Laws of Malta.

Based on the work I have performed, in my opinion:

•	the information given in the Director's Report is consistent with the financial statements; and
•	the Director's Report has been prepared in accordance with the Companies Act;

In addition, in light of the knowledge and understanding of the Company and its environment obtained in the course of the audit, I am required to report if I have identified material misstatements in the Director's Report and Other Information. I have nothing to report in this regard.

REPORT OF THE INDEPENDENT AUDITOR

TO THE MEMBERS OF NAOS HOLDING LIMITED (cont.)

Director's Responsibility for the Financial Statements

As described on page 3, these financial statements are the responsibility of the Company's director. The director is responsible for the preparation and fair presentation of these financial statements in accordance with IFRS and in accordance with the Companies Act, Cap. 386 of the Laws of Malta, and for such internal control as he determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the director is responsible for assessing the Company's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the director either intend to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Auditor's Responsibility

My objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes my opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with ISAs, I exercise professional judgment and maintain professional scepticism throughout the audit. I also:

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for my opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the director.
•	Conclude on the appropriateness of the director's use of the going concern basis of accounting and based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company's ability to continue as a going concern. If I conclude that a material uncertainty exists, I am required to draw attention in my auditor's report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify my opinion. My conclusions are based on the audit evidence obtained up to the date of my auditor's report. However, future events or conditions may cause the company to cease to continue as a going concern.
•	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

REPORT OF THE INDEPENDENT AUDITOR

TO THE MEMBERS OF NAOS HOLDING LIMITED (cont.)

I communicate with the director regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that I identify during my audit.

Report on Other Legal and Regulatory Requirements

The Companies Act, Cap. 386 of the Laws of Malta establishes that if the Company's director default in:

•	disclosing their remuneration; or
•	their duties related to retention of accounting records, preparation of financial statements and in safeguarding the auditor's rights;
•	the auditor shall report the default in the audit report.

There is no information to report in this regard.

/s/ Christopher Attard

Christopher Attard

Certified Public Accountant

10, Santa Rita, Venewwa Street, Fgura FGR1860, Malta

28 February 2019

NAOS HOLDING LIMITED

STATEMENT OF COMPREHENSIVE INCOME

FOR THE PERIOD FROM 31OCTOBER 2017 TO 31DECEMBER 2018

	Note	2018 €
Turnover		153,842

Administrative Expenses		(13,195)

Other Operating Income		46,155

Profit before Taxation	4	186,802

Taxation	5	(53,845)

Profit for the Period		132,957

Other Comprehensive Income for the Period

Total Comprehensive Income for the Period		132,957

NAOS HOLDING LIMITED

STATEMENT OF FINANCIAL POSITION

AT 31 DECEMBER 2018

		2018
Non-Current Assets	Note	€
Financial Assets	6	3,999
Current Assets

Debtors	7	89,162

Current Liabilities
Creditors	8	(56,204)

Net Current Assets		32,958

Total Assets less Current Liabilities		36,957

Capital and Reserves

Called Up Issued Share Capital	9	4,000

Profit and Loss Account		32,957

Shareholder's Funds		36,957

The Director approved the financial statements on pages 7 to 17 on 28 February 2019:

/s/ Michele Ciavarella

Michele Ciavarella

Director

NAOS HOLDING LIMITED

STATEMENT OF CHANGES IN EQUITY

FOR THE PERIOD FROM 31 OCTOBER 2017 TO 31 DECEMBER 2018

	Ordinary Share Capital	Profit and Loss Account	TOTAL
	€	€	€
At 31 October 2017	-	-	-

Issue of Ordinary Share Capital	4,000	-	4,000

Total Comprehensive Income for the Period		132,957	132,957

Dividend Distributed		(100,000)	(100,000)

At 31 December 2018	4,000	32,957	36,957

NAOS HOLDING LIMITED

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM 31 OCTOBER 2017 TO 31 DECEMBER 2018

2018

Note €

Cash Flows from Operating Activities:

Cash receipts from financial assets -

Cash paid to suppliers -

Net Cash Inflow from Operating Activities 10

Cash Flows from Investing Activities

Payments to acquire equity investments (4,000)

Net Cash Outflow from Investing Activities (4,000)

Cash Flows from Financing Activities

Proceeds from issue of share capital 4,000

Net Cash Inflow from Financing Activities 4,000

Net Increase in Cash and Cash Equivalents -

Bank balances at beginning of period -

Bank Balances at End of Period -

NAOS HOLDING LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD FROM 31 OCTOBER 2017 TO 31 DECEMBER 2018

1                    Corporate Information

NAOS Holding Limited is a limited liability company incorporated and domiciled in Malta. Its registered address and principal activities are described in the Report of the Director. These financial statements were authorised for issue in accordance with a resolution of the director dated 28 February 2019.

2                   Accounting Convention and Basis of Preparation

These financial statements have been prepared in accordance with International Financial Reporting Standards as adopted by the European Union ("IFRS"), and have been properly prepared in accordance with the Companies Act, Cap. 386 of the Laws of Malta. These financial statements have been prepared under the historic cost convention as modified by the fair valuation convention where required by IFRS. The presentation and functional currency is the Euro ('€'), being the currency that reflects the economic substance of the underlying events and circumstances relevant to the Company.

The Company adopted all International Financial Reporting Standards and interpretations that are mandatory for the accounting period commencing on 31 October 2017. The adoption of any new standards, amendments and interpretations to existing standards since the previous accounting period did not result in substantial changes to the Company's existing policies. The Company has not early adopted any new International Financial Reporting Standards' requirements that are issued but not as yet mandatory for this accounting period. It is envisaged that there are no such requirements that will have a possible material impact on the Company's financial statements in the period of initial application.

These financial statements have been prepared on a going concern basis.

3                    Significant Accounting Policies

The significant accounting policies adopted in the preparation of these financial statements are set out below. These accounting policies have been consistently applied by the Company throughout the period under review and are consistent with policies applied in previous years.

3       Significant Accounting Policies (cont.)

a)                             Revenue Recognition

Revenue is recognised when:

•	the contract with a customer is identified;
•	the performance obligations in the contract is identified;
•	the transaction price is determined;
•	the transaction price may be allocated to the performance obligations in the contract; and
•	the Company fully satisfies the performance obligation.

In relation to dividend income, revenue is recognised when the Company's right to receive payment has been established, provided that it is probable that the economic benefits will flow to the Company and the amount of income can be measured reliably.

b)                            Taxation

Income tax on the profit or loss for the period comprises current and deferred tax. Income tax is recognised to profit or loss except to the extent that it relates to items recognised directly to equity, in which case it is recognised in equity.

Current tax is the expected tax payable on the taxable income for the period, using tax rates enacted or substantially enacted at the reporting date.

Deferred tax is provided using the balance sheet liability method, providing for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The amount of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantially enacted at the reporting date.

A deferred tax asset is recognised only to the extent that it is probable that future taxable profits will be available against which the asset can be utilised. Deferred tax assets are reduced to the extent that it is no longer probable that the related tax benefit will be realised.

c)                              Cash and Cash Equivalents

Cash and cash equivalents comprise cash and bank balances with a contractual maturity of three months or less.

d)                             Trade and Other Receivables

Trade and other short-term receivables are stated at their cost less specific impairment losses.

e)                              Trade and Other Payables

Trade and other payables are stated at cost.

3                    Significant Accounting Policies (cont.)

f)       Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent liabilities at the balance sheet date, as well as the income and expenses for the period under review. These estimates are reviewed periodically, and if ad1ustments become necessary, they are reported in the periods in which they become known.

The accounting estimates, assumptions and judgements made in preparing these financial statements are not of such difficulty, sub1ectivity and complexity as to require their disclosure as critical in accordance with International Accounting Standard 1 "Presentation of Financial Statements".

g)                             Investments in Subsidiaries

In the individual financial statements of the Company, investments in subsidiaries are carried at cost less specific impairment losses.

h)                            Impairment

The carrying amount of the Company's assets is reviewed at each reporting date to determine whether there is any indication of impairment. If any such indication exists, the assets' recoverable amount is estimated. An impairment loss is recognised whenever the present carrying amount of an asset exceeds its recoverable amount. Impairment losses are recognised to profit or loss.

When a decline in the fair value of an asset has been previously recognised in equity and there is ob1ective evidence that the asset is impaired, the cumulative loss that has been recognised in equity is transferred to profit or loss.

An impairment loss is reversed if there is objective evidence that the recoverable amount has recovered the value previously assessed as impaired. The impairment loss is reversed only to the extent that the asset's carrying amount does not exceed the carrying amount that would have been determined, net of depreciation, if no impairment loss had been originally recognised.

4                    Profit before Taxation

a)                    The profit before taxation is stated after charging auditor's remuneration amounting to €1,000.

b)                   The Company employed no employees during the period under review.

5                    Taxation

a)                             The taxation charge for the period comprised:

2018

€

Current taxation 53,845

Deferred taxation 53,845

b)                               There were no temporary differences at the reporting date from which a deferred tax balance could arise.

c)                              The tax expense for the period is reconciled to the results as per financial statements as follows:

	%	2018 €
Profit as per financial statements		186,802
Tax charge as the applicable effective tax rate	35	65,381
Tax effect of non-deductible expenses		4,618
Tax effect of non-chargeable income		(16,154)
Tax expense for the period		53,845

6                     Financial Assets

a)                             At the reporting date, the Company held the following equity interests in unlisted undertakings:

Country of Interest Cost

Incorporation

2018

% €

Virtual Generation Limited

C66059 Malta 99.9 3,999

b)                              The Group of which the Company is the parent qualifies for the exemption granted by Articles 173 and 185(5) of the Companies Act, Cap. 386 of the Laws of Malta, from the requirement to prepare consolidated financial statements in view that at the reporting date, the undertakings together do not exceed:

•	net consolidated assets total of €4,000,000;
•	net consolidated turnover of €8,000,000; and
•	an average number of employees during the year of 50.

7                    Debtors

a)                              Debtors comprise:

2018

€

Related party balances 89,162

b)                              The balances with related parties are unsecured and free on interest.

8                    Creditors

a)                               Creditors comprise:

2018

€

Accrued expenses 2,360

Advances by shareholder 53,844

56,204

b)                               The advances by the shareholder are unsecured and free of interest.

9                     Called Up Issued Share Capital

2018

€

Authorised Share Capital

4,000 Ordinary Shares of €1 each 4,000

Issued and Fully Paid-up

4,000 Ordinary Shares of €1 each 4,000

In accordance with the Company's memorandum and articles of association, each ordinary share gives the right to one voting right, participates equally in profits distributed by the Company and carries equal rights upon the distribution of assets by the Company in the event of a winding up.

During the year, the Company distributed dividends amounting to €25.00 per ordinary share in issue and ranking for dividend.

10                Net Cash Inflow from Operating Activities

The net cash inflow from operating activities is reconciled to the profit before taxation as follows:

2018

€

Profit before taxation 186,802

Add back/ (Deduct): Non-cash income (199,997)

Change in creditors 13,195

Net cash inflow from operating activities -

11                 Related Parties

Related parties in these financial statements

The following table summarises the related parties referred to in these financial statements:

Name Nature of relationship

Newgioco Group Inc Shareholder

Virtual Generation Limited Investee companies

Transactions and balances with related parties

During the year under review, there were no related party transactions other than the subscription to share capital and the receipt and distribution of dividends. The shareholder moreover transferred his existing equity and debt investment in these companies to the company on a credit basis. Outstanding balances with related parties at year-end are as stated in notes 7 and 8 to these financial statements.

The director receives no remuneration for holding the office of director of the Company.

Controlling party

The Company is a wholly-owned subsidiary of Newgioco Group Inc, a company registered in the State of Delaware, USA with registration number 2938006. The parent company prepares consolidated financial statements.

No individual directly or indirectly controls the majority of the equity of the Company.

12                 Financial Instruments

Financial assets of the Company comprise equity investments and other receivable balances. Financial liabilities of the Company comprise other payables. The accounting policies for these assets and liabilities are set out in note 3 to these financial statements, and these policies are directed towards the establishment of fair values for these assets and liabilities.

a)                               Interest Rate Risk

The Company is not exposed to any interest-accruing assets or liabilities.

12       Financial Instruments (cont.)

b)                              Fair Value

The fair values of financial instruments of the Company are not materially different from their carrying amounts. The Company assesses the fair value of its financial instruments by reference to non-complex valuation methods based on cost and income factors and using observable inputs (IFRS 13 level 2 hierarchy). Given that the financial instruments held by the Company have a short maturity date, are not of a complex nature and are similar to many other financial instruments in prevalent economic use, the risk that fair valuation methods used by the Company may affect its reported financial performance is low.

c)                               Credit Risk

The Company does not hold any significant financial assets sub1ect to high credit risk.

d)                              Foreign Exchange Risk

The Company does not hold any significant financial assets in any currency other than the functional currency.

e)                               Liquidity Risk

The Company is funded entirely by equity funding. The Company is not subject to any supplementary externally imposed capital management requirements.

f)       Market Risk

The Company is inherently exposed to all the macro-economic, legal and social factors that affect the industry in which it carries out its business. The sensitivity to such factors is assessed as average by management, as compared to competitors in the same industry. The Company does not possess any financial assets or liabilities which are specifically exposed to a high level of market risk profile.

NAOS HOLDING LIMITED

SCHEDULE TO THE STATEMENT OF COMPREHENSIVE INCOME

FOR THE PERIOD FROM 31 OCTOBER 2017 TO 31 DECEMBER 2018

Schedule

Administrative Expenses & Other Operating Income I

This schedule does not form part of the audited financial statements set out on pages 7 to 17.

Schedule I

NAOS HOLDING LIMITED ADMINISTRATIVE EXPENSES & OTHER OPERATING INCOME FOR THE PERIOD FROM 31OCTOBER 2017 TO 31DECEMBER 2018
2018
€

Professional fees	12,735

Registration fees	460

Administrative expenses	13,195

Dividend-related income	46,155

Other operating income	46,155